Exhibit 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald L. Allen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for Saddlebrook Resorts, Inc. for the year ended December 31, 2017 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.

Date: April 16, 2018	/s/ Donald L. Allen
Donald L. Allen Vice President and Treasurer